UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2011

CYCLONE POWER TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-54449
(Commission File Number)

601 NE 26th Ct., Pompano Beach, Florida 33064
(Address of principal executive offices)

954-943-8721
(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance of Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On October 25, 2011, the board of directors of Cyclone Power Technologies, Inc. (the "Company"), in consultation with management and its auditing firm, concluded that the Company’s previously issued financial statements for the years ended December 31, 2010 and 2009, and for the interim periods ended June 30, 2011 and 2010, as filed with the Securities and Exchange Commission (the “Commission”) as part of a Form 10 registration statement, should not be relied upon due to errors in those financial statements. These errors were initially raised as comments from the Commission to the Company on its Form 10 filing. To correct these errors, the Company has amended and restated the affected financial statements.

Simultaneously with the filing of this Current Report on Form 8-K, the Company is filing Amendment No. 2 to its Form 10 with the Commission.

The affected financial statements have been restated to correct accounting for services paid with company stock, and to correct the accounting for derivative financial instruments in accordance with ASC 815 Accounting for Derivative Financial Instruments Indexed to and Practically Settled in a Company’s Own Stock., as it applies to warrants and preferred stock issued by the Company in previous reporting periods.  More specifically, the corrections concerned the following items:

1)  The Company has restated the value used to record expenses when it issued common stock for services, which was restricted from resale pursuant to Rule 144 of the Securities Act of 1933, as amended.  Previously, the Company recorded these shares at a discount which was equal to the discount that the Company used when it sold Rule 144 restricted common stock to unaffiliated accredited investors in private placement transactions. The revised valuation values the stock for services at market prices on the date of issuance with no discount. The effect of this correction was to increase non-cash expenses in the applicable periods.

2)  The Company has restated the affected financial statements to reflect an imbedded convertible feature in the Company’s Series A Convertible Preferred shares, which was subject to derivative liability presentation. These were shares initially issued to the founding partners of Cyclone in the Company’s 2007 reverse merger. In 2010 and 2011, additional shares of Series A Preferred stock were sold to investors, and subject to a two-year contractual restriction on resale. The Company is required to record the estimated derivative liability of the convertible feature calculated using a binomial lattice model of all Series A Preferred shares as a long term liability on its Balance Sheet. Dependant on the market price of the Company’s common stock at the end of each reporting period, this valuation method either created a non-cash expense or non-cash income, recorded on the Company’s Statement of Operations. The total net effect of this accounting was to increase the Company’s additional paid-in capital and accumulated deficit by approximately $30 million at the time of conversion and retirement of the Series A Preferred shares in May 2011, but there were no effects on the Company’s cash flow or results of operations.

3)  As part of the Company’s license agreement with Phoenix Power, in 2009 the Company issued to Phoenix common stock purchase warrants at a price of $.19 per share, equal to two (2%) percent of the fully-diluted issued and outstanding common stock and common stock equivalents of the Company at the time of exercise. The number of warrants to be issued is contingent upon the number of shares outstanding at the date the warrants are exercised. Because the number of shares issuable upon exercise of the warrants will be unknown until the time of exercise, the common stock warrants are required to be accounted for as a derivative liability. The Company corrected its financial statements to reflect this accounting in the same manner as required for the Series A Preferred shares, noted above; however, in this case, the fair value of the warrants has been calculated using the Black Scholes model. Once again, this correction had no effects on the Company’s cash flow or results of operations.

The effect of the restatement on the Company's previously issued June 30, 2011 and 2010 financial statements is summarized as follows:

Consolidated Balance Sheets	June 30. 2011			December 31. 2010
	Previously			Previously
	Reported	Adjustment	Restated	Reported	Adjustment	Restated

Derivative Liability-Warrants	$-	$1,110,295	$1,110,295	$-	$459,537	$459,537
Derivative Liability-Series A Convertible Preferred Stock	-	-	-	-	10,623,624	10,623,624
Additional paid-in capital	9,886,010	31,550,283	41,436,293	8,115,405	889,142	9,004,547
Accumulated deficit	(11,796,870)	(32,660,578)	(44,457,448)	(10,050,612)	(11,972,303)	(22,022,915)
Total Liabilities and Stockholders' Deficit	1,149,447	-	1,149,447	730,714	-	730,714

Consolidated Statements of Operations	Six Months Ended June 30. 2011			Six Months Ended June 30. 2010
	Previously			Previously
	Reported	Adjustment	Restated	Reported	Adjustment	Restated

General and administrative expenses	$926,580	$262,164	$1,188,744	$706,986	$217,939	$924,925
Research and development expenses	493,465	4,267	497,732	423,576	7,574	431,150
Operating (loss)	(1,703,266)	(266,431)	(1,969,637)	(1,103,833)	(225,513)	(1,329,346)

Derivative Income (Expense)-Warrants	-	(650,758)	(650,758)	-	181,194	181,194
Derivative Income (Expense)- Series A Convertible Preferred Stock:
Original Investors	-	(13,238,033)	(13,238,033)	-	2,090,860	2,090,860
New Investors	-	(6,533,053)	(6,533,053)	-	688,601	688,601
Total other income (expense)	(47,865)	(20,421,844)	(20,469,709)	(151,739)	2,960,655	2,808,916
Net income (loss)	(1,751,071)	(20,688,275)	(22,439,346)	(1,255,572)	2,735,142	1,479,570

Net (loss) income per common share, basic	$(0.01)	$(0.17)	$(0.18)	$(0.01)	$0.02	$0.01

Consolidated Statements of Operations	Three Months Ended June 30. 2011			Three Months Ended June 30. 2010
	Previously			Previously
	Reported	Adjustment	Restated	Reported	Adjustment	Restated

General and administrative expenses	$558,561	$196,869	$755,430	$428,793	$170,505	$599,298
Research and development expenses	269,062	-	269,062	279,153	4,027	283,180
Operating (loss)	(923,842)	(196,869)	(1,120,711)	(722,099)	(174,532)	(896,631)

Derivative Income (Expense)-Warrants	-	151,264	151,264	-	187,595	187,595
Derivative Income (Expense)- Series A Convertible Preferred Stock:
Original Investors	-	(1,120,160)	(1,120,160)	-	2,536,987	2,536,987
New Investors	-	(560,080)	(560,080)	-	731,429	731,429
Total other income (expense)	(37,606)	(1,528,976)	(1,566,582)	(139,572)	3,456,011	3,316,439
Net income (loss)	(961,448)	(1,725,845)	(2,687,293)	(861,671)	3,281,479	2,419,808

Net (loss) income per common share, basic	$(0.01)	$(0.01)	$(0.02)	$(0.01)	$0.03	$0.02

Consolidated Statements of Stockholders' Deficit	Six Months Ended June 30. 2011
	Previously
	Reported	Adjustment	Restated

Accumulated deficit -beginning of period	$(10,050,612)	$(11,972,303)	$(22,022,915)

Issuance of restricted shares for outside services	282,257	188,171	470,428
Issuance of restricted shares and options for employee services	184,986	78,260	263,246

Application of derivative liability to additional paid in capital from conversion of Series A Preferred Stock	-	30,394,710	30,394,710

Net loss for six months ended June 30, 2011	(1,751,071)	(20,688,275)	(22,439,346)
Accumulated Deficit-June 30, 2011	(11,796,870)	(32,660,578)	(44,457,448)
Total Stockholders Deficit -June 30, 2011	(1,791,983)	(1,110,295)	(2,902,278)

Consolidated Statements of Cash flows	Six Months Ended June 30. 2011			Six Months Ended June 30. 2010
	Previously			Previously
	Reported	Adjustment	Restated	Reported	Adjustment	Restated

Cash flows from operating activities:
Net loss	$(1,751,071)	$(20,688,275)	$(22,439,346)	$(1,255,572)	$2,735,142	$1,479,570
Adjustments to reconcile net loss to net cash used by
operating activities:
Issuance of restricted common and preferred stock and options for services	467,243	266,431	733,674	351,517	225,513	577,030
Derivative expense (income)-warrants	-	650,758	650,758	-	(181,194)	(181,194)
Derivative expense (income)-Ser. A Convertible Preferred Stock	-	19,771,086	19,771,086	-	(2,779,461)	(2,779,461)
Net cash used by operating activities	(772,352)	-	(772,352)	(470,701)	-	(470,701)

The effect of the restatement on the Company's previously issued 2010 and 2009 year-end financial statements is summarized as follows:

Consolidated Balance Sheets	December 31. 2010			December 31. 2009
	Previously Reported	Adjustments	Restated	Previously Reported	Adjustment	Restated

Derivative Liability-Warrants	$-	$459,537	$459,537	$-	$566,153	$566,153
Derivative Liability-Series A Convertible Preferred Stock	-	10,623,624	10,623,624	-	10,957,305	10,957,305
Additional paid-in capital	8,115,405	889,142	9,004,547	6,438,183	595,790	7,033,973
Accumulated deficit	(10,050,612)	(11,972,303)	(22,022,915)	(7,884,328)	(12,119,248)	(20,003,576)
Total Liabilities and Stockholders' Deficit	730,714	-	730,714	616,431	-	616,431

Consolidated Statements of Operations	Year Ended December 31. 2010			Year Ended December 31. 2009
	Previously Reported	Adjustments	Restated	Previously Reported	Adjustments	Restated

General and administrative expenses	$1,241,379	$281,538	$1,522,917	$1,332,757	$498,703	$1,831,460
Research and development expenses	830,611	11,814	842,425	1,115,795	97,087	1,212,882
Operating (loss)	(1,972,696)	(293,352)	(2,266,048)	(2,487,243)	(595,790)	(3,083,033)

Derivative Income (Expense)-Warrants	-	106,616	106,616	-	(566,153)	(566,153)
Derivative Income (Expense)- Series A Convertible Preferred Stock:
Original Investors	-	331,859	331,859	-	(4,679,570)	(4,679,570)
New Investors	-	1,822	1,822	-	25,876	25,876
Total other income (expense)	(198,713)	440,297	241,584	(37,858)	(5,219,847)	(5,257,705)
Net (loss) income	(2,171,409)	146,945	(2,024,464)	(2,525,101)	(5,815,637)	(8,340,738)

Net loss per common share, basic	$(0.02)	$-	$(0.02)	$(0.03)	$(0.06)	$(0.09)

Consolidated Statements of Stockholders' Deficit	Year Ended December 31. 2010			Year Ended December 31. 2009
	Previously Reported	Adjustments	Restated	Previously Reported	Adjustments	Restated

Accumulated deficit -beginning of year	$(7,884,328)	$(12,119,248)	$(20,003,576)	$(5,359,227)	$(6,303,611)	$(11,662,838)

Issuance of restricted shares for outside services	365,376	293,352	608,687	893,685	595,790	1,489,475
Issuance of restricted shares and options for employee services	157,403	293,352	207,444	-	-	-

Net loss for year	(2,171,409)	146,945	(2,024,464)	(2,525,101)	(5,815,637)	(8,340,738)
Accumulated Deficit-end of year	(10,050,612)	(11,972,303)	(22,022,915)	(7,884,328)	(12,119,248)	(20,003,576)
Total Stockholders Deficit -end of year	(1,834,359)	(11,083,161)	(12,917,520)	(1,453,722)	(11,523,458)	(12,977,180)

Consolidated Statements of Cash flows	Year Ended December 31. 2010			Year Ended December 31. 2009
	Previously Reported	Adjustments	Restated	Previously Reported	Adjustments	Restated

Cash flows from operating activities:
Net loss	$(2,171,409)	$146,945	$(2,024,464)	$(2,525,101)	$(5,815,637)	$(8,340,738)
Adjustments to reconcile net loss to net cash used by operating activities:
Issuance of restricted common and preferred stock and options for services	522,779	293,352	816,131	893,685	595,790	1,489,475
(Income) loss on derivative liability-warrants	-	(106,616)	(106,616)	-	566,153	566,153
(Income) loss on derivative liability-Ser. A Convertible Preferred Stock	-	(333,681)	(333,681)	-	4,653,694	4,653,694
Net cash used by operating activities	(956,637)	-	(956,637)	(759,477)	-	(759,477)

The Company’s management has also been assessing the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures. Based on this assessment, the Company expects to report a material weakness in the Company’s internal control over financial reporting, and, therefore, concluded that, due to the restatements set forth above, internal control over financial reporting as of December 31, 2010 and 2009, and June 30, 2011 and 2010, was not effective. Management and the audit committee of the Company’s board of directors recommended that the Company devote resources to the remediation and improvement of our internal control over financial reporting, in particular over handling of complex derivative accounting issues. As the Company enters into transactions that involve complex accounting issues, it will consult with third party professionals with expertise in these matters as necessary to insure appropriate accounting treatment for such transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2011

CYCLONE POWER TECHNOLOGIES, INC.

/s/ Harry Schoell
Harry Schoell
Chairman and CEO